Prospectus Supplement                                       223400  3/05

dated March 11, 2005 to:
------------------------------------------------------------------------
PUTNAM VARIABLE TRUST
Prospectuses dated April 30, 2004

With respect to Putnam VT Utilities Growth & Income Fund (to the extent that this prospectus otherwise offers this fund), the following paragraphs are inserted immediately before the bulleted paragraph entitled "Investment management teams" under the heading "Who manages the funds?":

Putnam Management has retained its affiliate, Putnam Investments Limited ("PIL"), to manage a separate portion of the assets of the fund. Subject to the supervision of Putnam Management, PIL is responsible for making investment decisions for the portion of the assets of the fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients.

Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL. PIL's address is Cassini House, 57-59 St James's
Street, London, England, SW1A 1LD.

                                                         HV-5064

PUTNAM INVESTMENTS

[SCALE LOGO OMITTED]